EXHIBIT 99.1

FOR IMMEDIATE RELEASE


                   ULTICOM SECOND QUARTER FISCAL 2005 RESULTS:
         SALES OF $15,057,000, GAAP EARNINGS OF $0.10 PER DILUTED SHARE,
                  PRO FORMA EARNINGS OF $0.09 PER DILUTED SHARE


Mount Laurel, NJ, September 7, 2005 - Ulticom, Inc. (NASDAQ: ULCM), a leading provider of service enabling signaling software for fixed, mobile, and Internet communications, today announced financial results for the second quarter of fiscal year 2005, ended July 31, 2005.

For the quarter, Ulticom had sales of $15,057,000, a decrease of 6% when compared with sales of $16,087,000 in the second quarter of fiscal year 2004 and an increase of 7% sequentially, when compared with $14,141,000 for the first quarter of fiscal year 2005. The Company posted net income on a generally accepted accounting principles ("GAAP") basis for the quarter of $4,602,000 ($0.10 per diluted share) compared to net income of $3,994,000 ($0.09 per diluted share) for the second quarter of fiscal 2004 and net income of $2,950,000 ($0.07 per diluted share) for the first quarter of fiscal year 2005. The GAAP results for the second quarter of fiscal 2005 include a gain resulting from a settlement of a breach of contract claim of $572,000, net of tax. Excluding this gain, on a pro forma basis, the net income was $4,030,000 ($0.09 per diluted share) in the second quarter of fiscal 2005.

"During the quarter, Ulticom benefited from increased deployments of Signalware in our wireless market segments of payment, messaging and mobility. In addition, we saw continued installations of our products in packet softswitches for incumbent and next-generation service provider networks to enable long-distance backhaul as well as residential and business voice over IP applications," said Shawn Osborne, President and CEO of Ulticom. "While carrier spending remains unpredictable, we believe their continued investment over time in revenue generating enhanced services and cost efficient packet infrastructure remains a substantial opportunity for Ulticom. With our service essential software, high-value customer base, and continued financial strength, Ulticom is well positioned to expand our role enabling wireless and broadband communications."

The Company ended the quarter with cash, cash equivalents, and short-term investments of $260,958,000, working capital of $263,052,000, total assets of $281,849,000, and shareholders' equity of $267,389,000, all of which are record levels.

                                     -more-

ULTICOM SECOND QUARTER FISCAL 2005 RESULTS:
Page 2 of 5

Financial highlights at and for the six-month and three-month periods ended July 31, 2005 and prior year comparisons are as follows:

                              FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

Operations Data on a GAAP basis:

                                                SIX MONTHS ENDED             THREE MONTHS ENDED
                                                 (UNAUDITED)                     (UNAUDITED)
                                             JULY 31,       JULY 31,        JULY 31,       JULY 31,
                                              2004           2005             2004          2005
                                              ----           ----             ----          ----

Sales                                       $ 29,276       $ 29,198        $ 16,087       $ 15,057
Cost of sales                                  7,037          6,815           3,541          3,513
                                            ---------      ---------       ---------      ---------
Gross profit                                  22,239         22,383          12,546         11,544

Operating expenses:
Research and development                       5,345          6,383           2,568          3,284
Selling, general and administrative            8,942          7,917           4,666          3,287
                                            ---------      ---------       ---------      ---------
Income from operations                         7,952          8,083           5,312          4,973
Interest and other income, net                 1,134          2,862             652          1,696
                                            ---------      ---------       ---------      ---------
Income before income tax provision             9,086         10,945           5,964          6,669
Income tax provision                           2,907          3,393           1,970          2,067
                                            ---------      ---------       ---------      ---------
Net income                                  $  6,179       $  7,552        $  3,994       $  4,602
                                            =========      =========       =========      =========

Earnings per share:
Basic                                       $   0.15       $   0.17        $   0.09       $   0.11
                                            =========      =========       =========      =========
Diluted                                     $   0.14       $   0.17        $   0.09       $   0.10
                                            =========      =========       =========      =========

Weighted average shares:
Basic                                         42,295         43,157          42,380         43,177
                                            =========      =========       =========      =========
Diluted                                       43,549         44,166          43,575         44,077
                                            =========      =========       =========      =========

                                     -more-

ULTICOM SECOND QUARTER FISCAL 2005 RESULTS:
Page 3 of 5


Ulticom provides pro forma net income and pro forma earnings per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

                              FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

Operations Data on a pro forma basis, excluding a $572,000 gain, net of taxes, for the six-month and three-month periods ended July 31, 2005:

                                                                SIX MONTHS ENDED              THREE MONTHS ENDED
                                                                   (UNAUDITED)                     (UNAUDITED)
                                                              JULY 31,      JULY 31,        JULY 31,       JULY 31,
                                                               2004            2005           2004            2005
                                                               ----            ----           ----            ----
Sales                                                       $ 29,276        $ 29,198       $ 16,087        $ 15,057
Cost of sales                                                  7,037           6,815          3,541           3,513
                                                            ---------       ---------      ---------       ---------
Gross profit                                                  22,239          22,383         12,546          11,544

Operating expenses:
Research and development                                       5,345           6,383          2,568           3,284
Selling, general and administrative                            8,942           8,745          4,666           4,115
                                                            ---------       ---------      ---------       ---------
Income from operations                                         7,952           7,255          5,312           4,145
Interest and other income, net                                 1,134           2,862            652           1,696
                                                            ---------       ---------      ---------       ---------
Income before income tax provision                             9,086          10,117          5,964           5,841
Income tax provision                                           2,907           3,137          1,970           1,811
                                                            ---------       ---------      ---------       ---------
Pro forma net income                                        $  6,179        $  6,980       $  3,994        $  4,030
                                                            =========       =========      =========       =========
Pro forma earnings per share:
Basic                                                       $   0.15        $   0.16       $   0.09        $   0.09
                                                            =========       =========      =========       =========
Diluted                                                     $   0.14        $   0.16       $   0.09        $   0.09
                                                            =========       =========      =========       =========

Weighted average shares:
Basic                                                         42,295          43,157         42,380          43,177
                                                            =========       =========      =========       =========
Diluted                                                       43,549          44,166         43,575          44,077
                                                            =========       =========      =========       =========


Reconciliation of GAAP basis net income to pro forma basis net income:

GAAP basis net income                                       $  6,179        $  7,552       $  3,994        $  4,602
                                                            =========       =========      =========       =========
Adjustments:
Gain on settlement                                                 -            (828)             -            (828)
Income tax provision                                               -             256              -             256
                                                            ---------       ---------      ---------       ---------
Pro forma basis net income                                  $  6,179        $  6,980       $  3,944        $  4,030
                                                            =========       =========      =========       =========

                                     -more-

ULTICOM SECOND QUARTER FISCAL 2005 RESULTS:
Page 4 of 5

                              FINANCIAL HIGHLIGHTS
                                 (In thousands)


BALANCE SHEET DATA:                                            JANUARY 31,         JULY 31,
                                                                 2005                2005
                                                                 ----                ----
                                                                                 (UNAUDITED)
ASSETS
------
CURRENT ASSETS:
     Cash, cash equivalents and short-term investments         $ 246,672          $ 260,958
     Accounts receivable, net                                     11,062              9,846
     Inventories                                                   1,286              1,599
     Prepaid expenses and other current assets                     3,558              5,109
                                                               ----------         ----------
TOTAL CURRENT ASSETS                                             262,578            277,512

PROPERTY AND EQUIPMENT, net                                        2,274              2,760
INVESTMENTS                                                        5,375                  -
OTHER ASSETS                                                       1,765              1,577
                                                               ----------         ----------
TOTAL ASSETS                                                   $ 271,992          $ 281,849
                                                               ==========         ==========


LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
     Accounts payable and accrued expenses                     $  11,966          $  10,715
     Deferred revenue                                              4,462              3,745
                                                               ----------         ----------
TOTAL CURRENT LIABILITIES                                         16,428             14,460

SHAREHOLDERS' EQUITY                                             255,564            267,389
                                                               ----------         ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 271,992          $ 281,849
                                                               ==========         ==========

ABOUT ULTICOM:

Ulticom provides service enabling, signaling software for fixed, mobile, and Internet communications. Ulticom's products are used by leading telecommunication equipment and service providers worldwide to deploy mobility, location, payment, switching, and messaging services. Traded on NASDAQ, as ULCM, Ulticom is headquartered in Mount Laurel, NJ with additional offices in the United States, Europe, and Asia. For more information visit, http://www.ulticom.com.

                                     -more-

Ulticom Second Quarter Fiscal 2005 Results:
Page 5 of 5


CONFERENCE CALL INFORMATION:

The Company will host a conference call to discuss these results following this release on Wednesday, September 7, 2005 at 4:30 p.m. eastern. The dial-in number is 800-683-1585. A web cast of the call, both live and archived, will be available through the Ulticom website at www.ulticom.com. A digital replay of the call will be available until 12 Midnight eastern on September 14th. Access this replay by dialing 877-519-4471 and providing the digital PIN 6439054.

           Note: This release may contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the actual results, performance or achievements of results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important risks, uncertainties, and other important factors that could cause actual results to differ materially include, among others: risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of the business and with increased expenditures; risks associated with holding a large proportion of the company's assets in cash equivalents and short-term investments; risks associated with the company's products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with dependence on sales of the company's Signalware products; risks associated with future networks not utilizing signaling systems and protocols that the company's products are designed to support; risks associated with the development and acceptance of new products and product features; risks associated with the company's dependence on a limited number of customers for a significant percentage of the company's revenues; risks associated with the products having long sales cycles and the limited ability to forecast the timing and amount of product sales; risks associated with the integration of the company's products with those of equipment manufacturers and application developers and the company's ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with the company's reliance on a limited number of independent manufacturers to manufacture boards for the company's products and on a limited number of suppliers for board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on the company's intellectual property rights and the inappropriate use by others of the company's proprietary technology; risks associated with the company's ability to retain existing personnel and recruit and retain qualified personnel; risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs; changes in the demand for the company's products; changes in capital spending among the company's current and prospective customers; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-effective basis; aggressive competition may force the company to reduce prices; risks associated with changes in the competitive or regulatory environment in which the company operates; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Ulticom with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent reports on Form 10-Q. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Ulticom's web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

Ulticom, Signalware and Programmable Network are trademarks or registered trademarks of Ulticom, Inc.


Contact:  Chris Tunnard
          Ulticom, Inc.
          856-787-2972

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